American Beacon Apollo Total Return Fund

Supplement dated

October 1, 2020

to the

Prospectus dated October 28, 2019,

as previously amended or supplemented:

Effective immediately, the following changes are made to the Prospectus:

I.	On page 4 of the Prospectus, the “Prospectus Summary-Distributions” section is deleted and replaced with the following:

The Fund intends to distribute each year substantially all of its net earnings and net realized gains, if any, in the form of dividends from net investment income (“dividends”) and distributions of net realized capital gains (“capital gain distributions,” and together with dividends and any other distributions, “distributions”). The Fund intends to declare income distributions quarterly or at such frequency as determined by the Fund’s officers, and to distribute them quarterly to Shareholders of record. In addition, the Fund intends to distribute any net realized capital gains and net gains from foreign currency transactions it earns from the sale of portfolio securities not previously distributed to Shareholders no less frequently than annually. The Fund does not have a fixed distribution rate nor does it guarantee that it will pay any distributions in any particular period.

All or a portion of the Fund’s quarterly distributions may consist of a “return of capital.” A return of capital is the part of the Fund’s distributions that (i) exceeds the sum of the Fund’s “investment company taxable income” and realized net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for a taxable year and (ii) is not treated as a dividend (i.e., from the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes (“E&P”)). A return of capital reduces a Shareholder’s tax basis in the Shareholder’s Shares (and any amount of a return of capital exceeding the basis reduction would be taxable to the Shareholder as realized capital gain). As a result of such reduction in tax basis, a Shareholder may be subject to federal income tax in connection with the subsequent sale of Shares, even if such Shares are sold at a loss to the Shareholder’s original investment. Unless a Shareholder specifies otherwise, distributions to the Shareholder will be reinvested in additional Shares of the same class in accordance with the Fund’s distribution reinvestment policy. See “Quarterly Distribution Policy and Distribution Reinvestment Policy.”

II.	On page 66 of the Prospectus, the first sentence under the heading “Quarterly Distribution Policy and Distribution Reinvestment Policy” is deleted and replaced with the following:

“The Fund intends to declare income distributions quarterly or at such frequency as determined by the Fund’s officers, and to distribute them to Shareholders quarterly.”

III.	On page 66 of the Prospectus, the first sentence under the heading “Quarterly Distribution Policy and Distribution Reinvestment Policy—Quarterly Distribution Policy” is deleted and replaced with the following:

“The Fund intends to declare income distributions quarterly or at such frequency as determined by the Fund’s officers, and to distribute them to Shareholders quarterly.”

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE